Revenue Recognition	12 Months Ended
Dec. 31, 2022
Revenue Recognition [Abstract]
REVENUE RECOGNITION
NOTE 20:-	REVENUE RECOGNITION

Remaining performance obligations represent contract revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. The aggregate amount of consideration allocated to performance obligations either not satisfied or partially unsatisfied was approximately $65.7 million as of December 31, 2022. The Company expects to recognize approximately 58% in 2023 from remaining performance obligations as of December 31, 2022, and the remainder thereafter. Remaining performance obligations include the remaining non-cancelable, committed and fixed portion of these contracts for their entire duration; the remaining performance obligations related to professional services contracts that are on a time and materials basis were excluded, as the Company elected to apply the practical expedient in accordance with IFRS 15.

Contract balances:

The following table provides information about trade receivables, unbilled receivables, contract assets, and contract liabilities (deferred revenues) from contracts with customers (in thousands):

	January, 1	December 31,
	2021	2021	2022
Trade receivables (net of allowance for credit losses of $3,967, $5,071 and $5,416 at January 1, 2021, December 31, 2021 and 2022, respectively)	$91,986	$116,975	$118,126
Unbilled receivables	14,842	19,614	26,114
Contract assets	4,231	5,482	4,240
Long-term unbilled receivables *)	-	-	2,548
Long-term trade receivables *)	1,410	1,318	735
Deferred revenues (short-term contract liabilities)	$8,793	$10,771	$9,808

An analysis of past due but not impaired trade receivables with reference to reporting date:

	Past due trade receivables with aging of
	Neither past due nor impaired	Up to 30 days	31-60 days	61-90 days	91-120 days	Over 121 days	Total	Unpaid deferred revenues	Allowance for credit losses	Total trade receivables, net
December 31, 2022	$67,793	$24,150	$16,869	$12,863	$4,125	$13,311	$139,111	$(15,569)	$(5,416)	$118,126
December 31, 2021	$66,316	$27,776	$13,658	$11,454	$5,939	$10,391	$135,534	$(13,488)	$(5,071)	$116,975

Trade receivables are recorded when the right to consideration becomes unconditional, and an invoice is issued to the customer.

Billing terms and conditions generally vary by contract type. Amounts are billed as work progresses in accordance with agreed-upon contractual terms, either at periodic intervals (e.g., monthly or quarterly) or upon achievement of contractual milestones.

Unbilled receivables relate to revenue recognized in excess of amounts invoiced as the Company has an unconditional right to invoice and receive payment in the future related to its fulfilled obligations.

Contract assets relate to unbilled receivables, which represent revenue recognized on arrangements for which billings have not yet been presented to customers because the amounts were earned but not contractually billable as of the balance sheet date, and the right to consideration is generally subject to milestone completion, client acceptance or factors other than the passage of time.

Deferred revenues represent contract liabilities, and include unearned amounts received under contracts with customers and not yet recognized as revenues.

During the year ended December 31, 2022, the Company recognized $10,771 that was included in deferred revenues (short-term contract liability) balance at January 1, 2022.

*)	Included in Other long-term receivables in the consolidated statements of financial position.

Revenue by timing of revenue recognition was as follows:

	Year ended December 31,
	2021	2022

Products and services transferred over time	$449,391	$533,862
Products transferred at a point in time	30,934	32,930
	$480,325	$566,792